SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: October 10, 2007


                            MICROPAC INDUSTRIES, INC.

           Delaware                                             75-1225149
   (State or Other Jurisdiction                              (I.R.S. Employer
Of Incorporation or Organization)                            Identification No.)

                          ----------------------------

                                  905 E. Walnut
                              Garland, Texas 75040
                                  972.272.3571

  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)


                        --------------------------------

                                 Not applicable
(Former name or former address, if changed since last report)


                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

--------- Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

--------- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

--------- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

--------- Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

Effective October 10, 2007, the Company's majority shareholder, Mr. Heinz-Werner Hempel, transferred all of the shares of the Company's common stock, $.10 par Value and consisting of 1,954.577 shares to Micropac Industries, Inc. Vermoegensverwaltungsgesellschaft buergerlichen Rechts. This Partnership is composed of Mr. Hempel, his son and his daughter. As the consideration for this transfer, Mr. Hempel received a 99.98% share in this partnership and retains the sole voting and management control. His son and daughter each own 0.01% in this Partnership.


SIGNATURE
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 10, 2007                    Micropac Industries, Inc.




                                            By:      /s/ Mark W. King
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                                            Name:    Mark W. King
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                                            Title:   President and CEO
                                            --------------------------